Exhibit 10.8

AMENDMENT TO THE LETTER AGREEMENT

This AMENDMENT TO THE LETTER AGREEMENT (this “Amendment”), dated as of April 15, 2024, is entered into by and between bleuacacia ltd, a Cayman Islands exempted company (the “Company”), bleuacacia sponsor LLC, a Cayman Islands limited liability company (the “Sponsor”) and each of the other undersigned (the “Insiders,” and, together with the Company and the Sponsor, the “Parties”).

RECITALS

WHEREAS, the Parties constitute, as of the date hereof, all persons that are party to that certain Letter Agreement, dated as of November 17, 2021 (the “Original Letter Agreement”); and

WHEREAS, the Parties wish to amend the Original Letter Agreement as set forth herein pursuant to paragraph 13 thereof and constitute the requisite parties to effect such amendment thereunder.

NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Defined Terms and Rules of Interpretation. Except as otherwise expressly provided herein, capitalized terms used herein without definition shall have the same meanings herein as set forth in the Original Letter Agreement after giving effect to this Amendment.

2. Amendment to Lock-up Provision. Paragraph 8 of the Original Letter Agreement is hereby amended by adding a new section (d) follows:

“Notwithstanding anything to the contrary set forth in paragraphs 8(a) and 8(b), and without prejudice to paragraph 8(c), transfers of the Founder Shares, Private Placement Warrants and Ordinary Shares issued or issuable upon the exercise or conversion of the Private Placement Warrants or the Founder Shares, directly or indirectly, to a transferee or its controlled affiliate(s)  pursuant to any definitive agreement with respect to such transfer duly executed by and between the Sponsor and such transferee or its controlled affiliate(s) shall not be restricted by this Section 8.”

3. Amendment to Sponsor Vesting Provision. Paragraph 7 the Original Letter Agreement is hereby amended and restated in its entirety as follows:

“[Reserved.]”

4. Miscellaneous; Incorporation by Reference. Except to the extent expressly amended or superseded by the terms of this Amendment, all of the provisions of the Original Letter Agreement shall remain in full force and effect to the extent in effect on the date hereof. This Amendment shall be governed by, and otherwise construed in accordance with, the terms of the Original Letter Agreement, as though the other provisions of this Amendment were set forth in the Original Letter Agreement. The Original Letter Agreement, as modified by this Amendment, constitutes the complete agreement between the Parties and supersedes any prior written or oral agreements, writings, communications or understandings with respect to the subject matter hereof. This Amendment may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. Paragraphs 15 and 16 of the Original Letter Agreement are hereby incorporated by reference into this Amendment, mutatis mutandis.

[Signature pages follow.]

Sincerely,

BLEUACACIA SPONSOR LLC

By:	/s/ Jide Zeitlin
Name: Jide Zeitlin
Title: Manager

/s/ Jide Zeitlin
JIDE ZEITLIN

/s/ Lew Frankfort
LEW FRANKFORT

/s/ Charles McGuigan
CHARLES MCGUIGAN

/s/ Thomas Northover
THOMAS NORTHOVER

/s/ Natara Holloway
NATARA HOLLOWAY

/s/ Ibukun Awosika
IBUKUN AWOSIKA

/s/ Kat Peeler
KAT PEELER

[Signature Page to Letter Agreement Amendment]

Acknowledged and Agreed:
BLEUACACIA LTD

By:	/s/ Jide Zeitlin
Name: Jide Zeitlin
Title: Co-Chairman and Co-Chief Executive Officer

[Signature Page to Letter Agreement Amendment]